EXHIBIT 99.1

Description of Slides Regarding the Company's Presentation at the Morgan Stanley Dean Witter Entertainment Media and Telecommunications Conference in Arizona on February 6, 2001.

Slide 01

Large RCN Corporation logo. Title: RCN Advancing in the New Telecom
Environment

Slide 02

RCN Advancing in the New Telecom Environment -THE SHAKEUP OF 2000 -Where RCN fits into current environment -Why RCN is poised to win and keep growing

Slide 03

What Caused the Shakeup...

- Bad Business Plans Funded
- Not pre-funded to profitability
- Missed internet as a tool: to move data quickly & cheaply
- Old/new economy split not as relevant as good/bad strategic plans

Slide 04

Limitations of Other Telecom Strategies...

- LD - a product, not a business
- Retrofitting - problems highlighted with AT&T breakup
- DSL - not a LT strategy
- Reselling - bad business
- Wireless - good product, but cannot compete with fiber

Slide 05

Today's Reality:

- Human capital is plentiful and financial is scarce
- Prefund your business plan
- manage your costs
- attract the best talent

Slide 06

RCN Advancing in the New Telecom Environment
- The Shakeup of 2000
- WHERE RCN FITS INTO CURRENT ENVIRONMENT
- Why RCN is poised to win and keep growing

Slide 07

RCN's Core Business Plan Remains in Place

- residential focus
- high density markets
- new local network
- bundled services
- excess capacity - low cost operator
- prefunded to profitability


Slide 08

Density Driven Market Development. . .

-US Map with the following areas highlighted: Boston to Washington DC corridor, San Francisco to San Diego corridor, and the greater Chicago area; the following cities are shown: San Francisco, Los Angeles, Chicago, Boston, New York, Philadelphia, Washington DC;
-caption "44% of the market, 6% of the geography"
-source: Yankee Group, Business Week

Slide 09

Original Plan: 2.6 Million Homes Fully Funded

Graph shows yellow line (fully funded) going from 0 homes funded in 1998 to
2.6 m homes by 2002, then an orange line (representing future funding) going to 15 m homes by 2008


Slide 10

New Target: 4.5 Million Homes Fully Funded

Graph shows yellow line going from 0 homes funded in 1998 going to 4.5 m homes by 2010 (fully funded)

Slide 11

Future Plan: 15 Million Homes

Graph shows yellow line going from 0 homes funded in 1998 going to 4.5 m homes by 2010 (fully funded) and an orange line (future funding) showing an upward trajectory (much steeper slope than yellow line) with the caption "To 15 m homes"


Slide 12

Towns Under Construction Up 700%

Bar Graph with 2 bars, showing 13 towns at 1/1/99 and 100+ towns for 2000

Slide 13

Homes Passed Up Over 100%

Bar Graph with 2 bars, showing 714,000 homes passed at 4Q99 and 1,450,000 homes passed for 4Q2000 Estimate

Slide 14

Sales Up 175%

Bar Graph with 4 bars, showing 44,300 on-net connections sales volume at 4Q99, 65,000 at 1Q00, 87,800 at 2Q00, and 121,000 at 3Q00


Slide 15

Field Productivity Up 60%

Bar Graph with 2 bars, showing 3.1 service installations per technician at 4Q99 and 5.0 services installed for 3Q 2000


Slide 16

Installation & Repair Technicians Trained to Install All 3 Services

Bar Graph with 2 bars, showing 20% trained at 4Q99 and 80% trained for 4Q 2000 Estimate

Slide 17

Weekly Connections Installed Up Over 150%
2,450 weekly connections at 4Q99 and 6,200 for 3Q 2000


Slide 18

Types of Customer Service Calls. . .

- Change of Service/product
- Billing inquiries
- Service calls


Slide 19

Improving Customer Service

- Hired CFI Group
- Benchmark customer satisfaction -Pinpoint strengths as well as weaknesses
- Across every product and every market

Slide 20

1st Qtr 2000 Baseline Measurements

Shows RCN with an overall score of 64 and the following support scores:
(marked "results") Resilink - overall-72, Lehigh Valley 84, Boston 70, Northern California 76 Telephony- overall-63, Lehigh Valley 77, Boston 65, Carmel, NY 65 NYC 60, DC 55,
New Jersey 55
Cable TV-overall-64, Lehigh Valley 77, Boston 65, Carmel, NY 65 NYC 60, DC 55, New Jersey 55
Modem-overall 55, Lehigh Valley 65, Boston 62, Carmel, NY 59, NYC 52, DC 57, New Jersey 46
Dial Up- overall-68, Lehigh Valley 71, Boston 61, NYC 62, DC 69

Slide 21

1st Quarter Company-Wide Average

Bar Graph with 1 bar, showing a 64 score for the 1st quarter of 2000 (caption: CFI Group Publisher of American Customer Satisfaction Index, Wall St. Journal)

Slide 22

8 Point Increase in ACSI Score in 6 months

Bar Graph with 2 bars, showing a 64 score for the 1st quarter of 2000 and a 72 score for the 3rd quarter of 2000 (caption: CFI Group Publisher of American Customer Satisfaction Index, Wall St. Journal)

Slide 23

ACSI Scores: Telecommunications Industry

Line Graph showing 1994 through 2000 scores for the following companies:

                      1994     1995    1996     1997     1998     1999     2000
AT & T :              85       83      83       80       81       79       75
Sprint                79       83      80       76       76       74       70
MCI Worldcom          75       75      78       72       74       73       70
BellSouth             83       83      83       78       78       76       75
US West               77       76      74       71       68       67       64
GTE                   76       72      72       68       65       63       69

As well as the following general categories:

Telecom-Local         79       78       77      75       74       73       70
Telecom-Lg Dist       82       82       81      75       74       73       73

Source:  CFI Group, 3rd Qtr, 2000

Slide 24

Customer Service Calls Down by 50%

Bar Graph with 2 bars, showing 1.2 calls per connection per month at 4Q99 and .6 calls per connection per month at 4Q00 Est

Slide 25

RCN Advancing in the New Telecom Market -The Shakeup of 2000 -Where RCN fits into current environment -WHY RCN IS POISED TO WIN AND KEEP GROWING

Slide 26

RCN's Undervalued Assets

- Funding in Place
- Track Record
- Modular Business Plan
- Additional Upside

Slide 27

Network Up Over 100% in 2000- Wholesale Opportunity


Bar Graph with 2 bars, showing 3,646 route miles at 4Q99 and 7,675 at 4Q00
Est

Slide 28

Age Increases Customer Penetration- Retail Opportunity

                                  All               Aged > 1 yr
Marketable Homes             1,006,031                  440,112
Average Age                  15 months                26 months
Customer Penetration               25%                      35%

3rd quarter, 2000

Slide 29

On-Net Monthly Revenue Per Connection

                            Voice           Video             Data
Boston                     $60.77           36.56             34.98
New York                    51.14           30.91             40.06
Queens                      62.09           49.71             36.42
Washington                  55.08           47.30             34.49
Philadelphia                56.61           53.88             31.36
Chicago                     61.28           34.11             48.95
San Francisco               63.39           51.39             31.47

Average                    $58.62           43.41             36.82

3rd quarter 2000


Slide 30

Bundled Revenue Per Customer

                                    3Q 2000  ResiLink
Services per customer *               1.9       3.5
Avg Revenue/customer                  $70       $129


services include: voice, video, data, local and long distance

Slide 31

Strong Financial Foundation

- Current liquidity-$2.2 billion- prefunded expansion
- Gross PP & E- $2.7 billion- network costs on track
- Book Equity: $1.8 billion

4th quarter, 2000 estimates

Slide 32

Progress Since February 2000 MSDW Millennium Conference

- Average revenue per customer up to $129 on ResiLink
- Average call per customer down 50% on all on-net connections
- Passed 750,000 more homes
- Started construction in 50 more towns
- Added 4,000 more miles of fiber

Slide 33

Reorganizing in the New Telecom Environment
- RCN will be the leader in broadband connections to the home
- Mike Adams- President, Wholesale and Product Development
- Jeff White- President, Customer and Field Operations
- Bob Currey- Vice Chairman

Slide 34

In the New Telecom Environment...
- Open Access Will Happen
- Companies moving data the fastest and cheapest will win
- Excess capacity and new products necessary to grow revenue
- Network/culture constantly upgrades itself

Slide 35

RCN: Fully Invested in the Future

Picture of RCN Fiber which has a small area (appx 15%) of the cross section shaded in yellow with the captions "Local Phone, Long Distance, Cable , Internet" and the rest of the cross section colored orange (appx 85%) with the caption "Future Services"

Slide 36

Large RCN logo